UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event
 reported):  January 26, 2017

FB FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Tennessee	001-37875	62-1216058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

211 Commerce Street, Suite 300
Nashville, TN 37201
(Address of principal executive offices)

(615) 564-1212
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On January 26, 2017, FB Financial Corporation (the “’Company”) issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2016 (the “Earnings Release”) which is attached hereto as Exhibit 99.1. Additionally, supplemental financial information for the fourth quarter and year ended December 31, 2016, was posted to the Company’s website (investors.firstbankonline.com) and is attached hereto as Exhibit 99.2.

Item 7.01 Regulation FD Disclosure

On January 26, 2017, the Company also made available on its website an earnings release presentation (“Earnings Presentation”) for use with the Earnings Release.  The Earnings Presentation is furnished hereto as Exhibit 99.3.
The information contained in this Current Report, including Exhibits 99.1, 99.2 and 99.3 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any registration statement or other documents pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

99.1	Earnings Release issued January 26, 2017 – For the Fourth Quarter and Year Ended December 31, 2016.

99.2	Supplemental Financial Information – For the Fourth Quarter and Year Ended December 31, 2016.

99.3	Earnings Release Presentation issued January 26, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FB Financial Corporation

	By:	/s/ James R. Gordon
James R. Gordon
Date: January 27, 2017		Chief Financial Officer

Exhibit No.	Description of Exhibit

99.1	Earnings Release issued January 26, 2017 – For the Fourth Quarter and Year Ended December 31, 2016.

99.2	Supplemental Financial Information – For the Fourth Quarter and Year Ended December 31, 2016.

99.3	Earnings Release Presentation issued January 26, 2017.